UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 5, 2007

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	33-1073076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 5, 2007, our Board of Directors, acting upon the recommendation of the Nominating and Corporate Governance Committee, adopted amendments to our Amended and Restated Bylaws (“Bylaws). The amendments took effect upon adoption. A description of the material changes to our Bylaws is set forth below:

•

Sections 2.7 and 2.8 were amended, and previously numbered Section 2.10 was deleted in its entirety, to remove references to action by written consent of the stockholders. Action by written consent of the stockholders is not permitted by our Amended and Restated Certificate of Incorporation following the sale by General Electric Company of its remaining shares of Class B Common Stock in March 2006.

•	Section 3.4 was amended to eliminate the ability of Vice Presidents to call special meetings of the Board of Directors.

•

Section 5.2 was amended to permit the Chairman of the Board (who is also our Chief Executive Officer) to appoint and remove all officers (except for the President of the corporation); provided, however, that the Chairman of the Board must consult with the Audit Committee of the Board of Directors prior to the appointment or removal of a Chief Financial Officer.

•	Section 5.3 was amended to eliminate the requirement that the President must be a director of the company.

•	Section 5.4 was amended to clarify that Vice Presidents may be accountable to officers other than the Chief Executive Officer.

•	Section 5.5 was amended to remove the requirement that the Chief Financial Officer must be chosen, and have duties prescribed, by the Board of the Directors.

•	Section 5.9 was amended to clarify that a Vice Chairman is not required to be a director of the company.

•	Section 5.11 was amended to clarify which person performs the duties of Chairman of the Board in the event of the absence, incapacity, illness or death of the Chairman of the Board.

•	Section 7.1 was amended to authorize the company to issue shares of its capital stock in uncertificated form.

In addition to the foregoing, several minor technical and conforming changes also were made to ensure internal consistency.

The foregoing description of the amendments to our Bylaws does not purport to be complete and is qualified in its entirety by reference to our Bylaws, as amended on October 5, 2007, a copy of which is attached hereto as Exhibit 3.2 and incorporated by reference into this Item 5.03.

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Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
3.2	Amended and Restated Bylaws of Genworth Financial, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: October 9, 2007	By:	/s/ Leon E. Roday
Leon E. Roday Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit Number	Description of Exhibit
3.2	Amended and Restated Bylaws of Genworth Financial, Inc.

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